UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2003


                           QUICKSILVER RESOURCES INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

           001-14837                                    75-2756163
    -----------------------                      ------------------------
   (Commission File Number)                  (IRS Employer Identification No.)

                          777 West Rosedale, Suite 300
                             Fort Worth, Texas 76104
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      (Registrant's telephone number, including area code): (817) 665-5000
                                                            --------------

                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             The following exhibit is furnished as part of this Current Report on Form 8-K:

             Exhibit Number and Description

             99.1 Press Release dated October 3, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 3, 2003, we issued a press release providing an operations update.

     A copy of the press release is filed as Exhibit 99.1.

     The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        QUICKSILVER RESOURCES INC.



Dated:  October 6, 2003                 By:       /s/ Bill Lamkin
                                           _____________________________________
                                           Bill Lamkin, Executive Vice President
                                           and Chief Finanacial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
99.1                       Press Release dated October 3, 2003